UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 7, 2008
(Date of earliest event reported)

U.S. Shipping Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32326 (Commission File Number)	20-1447743 (IRS Employer Identification Number)

399 Thornall St., 8th Floor, Edison, NJ (Address of principal executive offices)		08837 (Zip Code)

(732) 635-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 7, 2008, Anthony Guzzo resigned as Vice President—Chief Accounting Officer of U.S. Shipping Partners, L.P. (the “Partnership”) in order to accept employment with another company. Mr. Bergeron, the Partnership’s Vice President—Chief Financial Officer, will assume Mr. Guzzo’s duties as chief accounting officer.

Item 8.01.   Other Events

On July 7, 2008, the Partnership issued a press release announcing that:

•	The Partnership’s annual report on Form 10-K for the year ended December 31, 2007 is available on its website, www.usslp.com.

•	In 2007, the Partnership submitted an unqualified certification to the NYSE regarding the Partnership’s compliance with the NYSE corporate governance listing standards.

Item 9.01.   Financial Statements and Exhibits

(a)    Financial statements:

          None

(b)    Pro forma financial information:

          None

(c)    Shell company transactions:

          None

(d)    Exhibits

          99.1     Press Release of U.S. Shipping Partners, L.P. dated July 7, 2008.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2008	U.S. SHIPPING PARTNERS, L.P.

	By:	/s/ Albert E. Bergeron

Albert E. Bergeron Vice President - Chief Financial Officer (principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release of U.S. Shipping Partners, L.P. dated July 7, 2008